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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-139810) of Affymax, Inc. of our report dated March 12, 2008 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 10-K.

San Jose, California
March 12, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM